INSITUFORM EAST, INCORPORATED

EXHIBIT 10.12 - INCENTIVE STOCK OPTION AGREEMENT WITH OFFICERS


                          INSITUFORM EAST, INCORPORATED
                         1999 EMPLOYEE STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

         THIS INCENTIVE STOCK OPTION AGREEMENT, hereinafter referred to as the "Option" or the "Agreement", is made as of the 8th day of December, 2000, between Insituform East, Incorporated, a Delaware Corporation (the "Company"), and Raymond T. Verrey (the "Optionee"), an officer of the Company, residing at 7138 Ellison Street, Falls Church, Virginia 22046.

         The Company hereby grants to the Optionee an option to purchase shares of Common Stock of the Company, par value $0.04 per share ("Common Stock"), at the price, and in all respects subject to the terms, obligations, definitions and provisions of the Insituform East, Incorporated 1999 Employee Stock Option Plan (the "Plan") and this Agreement, as set forth below. Capitalized terms used but not defined herein have the meanings ascribed to them in the Plan.

1. Number of Shares. The number of shares for which the Company grants an option is thirty-thousand (30,000).

2.   Option Price. The option price is $1.5625 for each share of Common Stock.

3. Term. Unless earlier forfeited, the Option shall, notwithstanding any other provision of this Agreement, expire in its entirety upon the fifth anniversary of the date hereof (the "Expiration Date"). The Option shall also expire and be forfeited at such times and in such circumstances as otherwise provided hereunder or under the Plan.

4.   Exercise of Option.

     (i) Subject to Paragraph 3 above, the Option, to the extent there has been no termination of the Optionee's employment and the Option has not otherwise expired or been forfeited, shall vest and first become exercisable (unless sooner exercisable in accordance with Section Fourteen of the Plan relating to certain corporate transactions), on the 24-month anniversary of the date hereof; provided, however, that the Option, if not already vested and exercisable, shall vest and first become exercisable upon a Change in Control (as defined below) at any time after the date hereof, if and to the extent that the Option has not otherwise expired or been forfeited.

     (ii) Right to Exercise. This Option shall be exercisable in whole or in part by the Optionee during the term of the Option, but not before it has vested:

     (a) while the Optionee continues to serve as an officer of the Company, its subsidiaries, its parent, or its successor companies;

     (b) for a period ending three (3) months after the Optionee has terminated his services in such capacity; or

     (c) if the Optionee should die while serving in such capacity, by the estate of the Optionee, within six (6) months after the date of the Optionee's death;

provided, however, that in no event shall the Option be exercised after the Expiration Date.

     (iii) Method of Exercise. This Option shall be exercisable in whole or in part by a written notice, which shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons entitled to exercise the Option, and, if the Option is being exercised by any person or persons other than the Optionee in accordance with Section Ten of the Plan, shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option.

         Payment of the purchase price of any shares with respect to which the Option is being exercised shall be delivered with the notice of exercise. No fractional shares of Common Stock shall be issued upon any such exercise. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the Optionee or other person exercising the Option.

     (iv) Restrictions on Exercise. As a condition to the exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by applicable law or regulation and execute such other agreements as the Company, in its sole and absolute discretion, deems necessary or appropriate.

     (v) Employment Agreement. The Optionee agrees to serve as an officer of the Company for a period of not less than twenty-four (24) months from the date hereof.

     (vi) Change in Control. For purposes of this Agreement, "Change in Control" shall mean the happening of any of the following:

     (a) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but excluding the Company, any entity controlling, controlled by or under common control with the Company, any employee benefit plan of the Company or any such entity, and, with respect to any particular Optionee, the Optionee and any "group" (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Optionee is a member), is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company's then outstanding securities or (B) the then outstanding shares of Class B Common Stock; or

     (b) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

     (c) there shall occur (x) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportion as their ownership of the Company immediately prior to such sale or (y) the approval by stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company.

4. Nontransferability of Option. This Option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. Adjustments upon Changes in Capitalization. If all or any portion of the Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, or other similar change or transaction of or by the Company, as a result of which shares of any class shall be issued in respect of outstanding shares of the class covered by the Option or shares of the class covered by the Option shall be changed into the same or different number of shares of the same or another class or classes, the person or persons so exercising such an Option shall receive, for the aggregate option price payable upon such exercise of the Option, the aggregate number and class of shares equal to the number and class of shares he would have had on the date of exercise had the shares been purchased for the same aggregate price at the date the Option was granted and had not been disposed of, taking into consideration any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, or other similar change or transaction; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

6. Notices. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its principal office, now 3421 Pennsy Drive, Landover, Maryland 20785, to the attention of the Corporate Secretary of the Company. Each notice to the Optionee or other person or persons then entitled to exercise the Option shall be addressed to the Optionee or such other person or persons at the Optionee's address set forth in the forepart of this Agreement. Anyone to whom a notice may be given under this Agreement may designate a new address by written notice to that effect.

7. Incorporation for Reference. The obligations, terms, definitions, and provisions of the Plan are hereby incorporated in this Agreement by reference.

8. Benefits of Agreement. This Agreement shall inure to be benefit of and be binding upon each successor of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon the Optionee's heirs, legal representatives, successors and assigns.

9. Rights, Terms, etc. With respect to the shares of Common Stock that the Optionee may purchase hereunder, this Agreement shall be the sole and exclusive source of any and all rights that the Optionee, his heirs, legal representatives, successors or assigns may have with respect to the Plan or any options or Common Stock granted or issued thereunder, whether to the Optionee or to any other person.

10. Resolution of Disputes. This Agreement is subject to all the provisions, requirements and conditions of the Plan, and in the event of any ambiguity or inconsistency of provisions of this Agreement with those of the Plan, the provisions of the Plan shall control. Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement will be decided by the Board and any such determination made hereunder shall be final, binding, and conclusive for all purposes.

     IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed as of the day, month, and year first above written.

INSITUFORM EAST, INCORPORATED

By /s/ Robert F. Hartman                  /s/ Raymond T. Verrey
-----------------------------             --------------------------------
Corporate Secretary                       Optionee